Note 14. Income Taxes (Notes)	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The net loss before income tax expense (benefit) and equity in earnings (loss) of equity method investments consists of the following:

	For the Year Ended December 31,
	2014	2013	2012
In millions
U.S.	$(1,048.5)	$(549.4)	$(261.1)
Foreign	(267.9)	(42.4)	179.6
Total	$(1,316.4)	$(591.8)	$(81.5)

Income tax (benefit) expense consists of the following:

	Current	Deferred	Total
In millions
Year ended December 31, 2014:
U.S. federal	$3.3	$(40.0)	$(36.7)
U.S state and local	1.8	(2.7)	(0.9)
Foreign	43.9	(42.3)	1.6
Total	$49.0	$(85.0)	$(36.0)
Year ended December 31, 2013:
U.S. federal	$(13.1)	$47.6	$34.5
U.S. state and local	1.7	(6.1)	(4.4)
Foreign	6.1	(8.4)	(2.3)
Total	$(5.3)	$33.1	$27.8
Year ended December 31, 2012:
U.S. federal	$38.9	$(0.2)	$38.7
U.S. state and local	(14.0)	0.7	(13.3)
Foreign	47.5	(8.0)	39.5
Total	$72.4	$(7.5)	$64.9

Effective Tax Rate
Income tax expense differed from the amounts computed by applying the statutory U.S. federal income tax rate of 35% to loss before income taxes and equity in earnings (loss) of equity method investments. The “Effect of foreign operations” includes the net reduced taxation of foreign profits from combining jurisdictions with rates above and below the U.S. federal statutory rate and the impact of U.S. foreign tax credits.

	For the Year Ended December 31,
	2014	2013	2012
Income tax at federal statutory rate	(35.0)%	(35.0)%	(35.0)%
Increase (reduction) in income taxes:
Effect of foreign operations	9.1	(8.7)	(71.6)
Foreign incentives	—	(0.4)	(5.7)
Foreign repatriation	(1.9)	—	(2.1)
State income taxes, net of U.S. federal benefit	(0.6)	(0.4)	(16.6)
Tax authority positions, net	0.6	0.2	3.8
Valuation allowance	12.2	47.1	183.2
Non-deductible or non-taxable items	12.1	—	—
Other, net	1.0	1.9	23.6
Effective tax rate	(2.5)%	4.7%	79.6%

The 2014 net income tax benefit is primarily attributable to (i) the tax expense recognized at various rates in certain foreign jurisdictions which generate taxable income, (ii) a taxable gain recognized in stockholders' equity utilizing tax attributes that were previously offset with a valuation allowance, and thus as a result of intraperiod tax allocation, the tax benefit related to the reduction in the valuation allowance was recognized in continuing operations of $36.5 million, (iii) a tax benefit for the reduction of the valuation allowance on certain deferred tax assets of $95.3 million due to the ability to realize those benefits in the future offset by $62.7 million of tax expense associated with the favorable settlement of a polysilicon supply agreement between subsidiaries, (iv) tax expense associated with an increase of $7.5 million to the reserve for uncertain tax positions, and (v) a tax benefit for the establishment of deferred taxes related to certain convertible note transactions.
The 2013 net income tax expense is primarily attributable to the tax expense recognized at various rates in certain foreign jurisdictions which generate taxable income, charges recognized to establish valuation allowance on certain deferred tax assets due to the likely inability to realize a benefit for certain future tax deductions and a net expense of $9.6 million due to the closure of the Internal Revenue Service (“IRS”) examination as discussed below.
The 2012 net income tax expense is primarily the result of the worldwide operational earnings mix at various rates, charges recognized to establish valuation allowances on certain deferred tax assets due to the likely inability to realize benefit for certain future tax deductions, a net increase to the accrual for uncertain tax positions, and the impact of examination of tax returns by the IRS, partially offset by the release of a valuation allowance in a foreign jurisdiction.
Certain of our subsidiaries have been granted a concessionary tax rate of 0% on all qualifying income for a period of up to five to ten years based on investments in certain plant and equipment and other development and expansion activities, resulting in tax benefits for 2014, 2013 and 2012 of approximately $0.4 million, $2.2 million and $4.6 million, respectively. Under these incentive programs, the income tax rate for qualifying income will be an incentive tax rate lower than the corporate tax rate. These subsidiaries were in compliance with the qualifying conditions of these tax incentives. The last of these incentives will expire in 2017.
We are currently under examination by the IRS for the 2011 and 2012 tax year. We are also under examination by certain foreign tax jurisdictions. We believe it is reasonably possible that some portions of these examinations could be completed within the next twelve months and have currently recorded amounts in the financial statements that are reflective of the current status of these examinations. We are subject to examination in various jurisdictions for the 2007 through 2013 tax years.
During the fourth quarter of 2014, we determined the undistributed earnings of certain of our foreign wholly owned subsidiaries would be remitted to the U.S. in the foreseeable future. These earnings were also previously considered permanently reinvested in the business and, accordingly, the potential deferred tax effects related to these earnings were not recognized. The deferred tax effect of this newly planned remittance was approximately $25.1 million of tax benefit and was fully offset by a valuation allowance. The undistributed earnings of all other foreign subsidiaries are not expected to be remitted to the U.S. parent corporation in the foreseeable future. Federal and state income taxes have not been provided on accumulated but undistributed earnings of these foreign subsidiaries aggregating approximately $28.9 million and $123.0 million as of December 31, 2014 and 2013, respectively. The determination of the amount of the unrecognized deferred tax liability related to our undistributed earnings is not practicable.
Uncertain Tax Positions
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	For the year ended December 31,
	2014	2013
In millions
Beginning of year	$16.7	$50.9
Additions based on tax positions related to the current year	7.5	7.8
Additions due to acquisition of existing entities	1.0	—
Reductions due to settlement with tax authorities	—	(34.2)
Decreases for tax positions of prior years	—	(7.8)
End of year	$25.2	$16.7

As of December 31, 2014 and 2013, we had $25.7 million and $17.1 million, respectively, of unrecognized tax benefits, net of U.S. federal, state and local deductions, associated with tax years for which we are subject to audit in U.S. federal, and various state and foreign jurisdictions. This also includes estimated interest and penalties. All of our unrecognized tax benefits at December 31, 2014 and 2013 would favorably affect our effective tax rate if recognized.
Interest and penalties were not material for the years ended December 31, 2014, 2013 and 2012. We had $0.5 million and $0.4 million accrued at December 31, 2014 and 2013, respectively, for the payment of interest and penalties.
Deferred Taxes
The tax effects of the major items recorded as deferred tax assets and liabilities are:

	As of December 31,
	2014	2013
In millions
Deferred tax assets:
Inventories	$7.9	$11.9
Restructuring liabilities	21.3	87.3
Accrued liabilities	61.9	61.1
Solar energy systems	581.5	571.0
Deferred revenue	73.2	51.3
Property, plant and equipment	39.1	52.9
Pension, medical and other employee benefits	18.9	—
Investment in partnerships	85.7	—
Foreign repatriation	25.1	—
Net operating loss carry forwards	513.5	110.3
Foreign tax credits	296.9	252.9
Other	55.0	92.5
Total deferred tax assets	$1,780.0	$1,291.2
Valuation allowance	(1,215.2)	(785.9)
Net deferred tax assets	$564.8	$505.3
Deferred tax liabilities:
Solar energy systems	$(416.5)	$(372.9)
Property, plant and equipment	(19.3)	—
Branch operations	(44.5)	(51.8)
Other	(11.7)	(14.9)
Total deferred tax liabilities	$(492.0)	$(439.6)
Net deferred tax assets	$72.8	$65.7

The solar energy systems deferred tax asset of $581.5 million is entirely associated with the Solar Energy segment. For tax purposes, income is recognized in the initial transaction year for all solar system sales and sale-leasebacks; Note 2 discusses the U.S. GAAP accounting for each of the different revenue recognition policies. The deferred tax asset represents the future disallowance of deferred book revenue recognized in post transaction years.
Our deferred tax assets and liabilities, netted by taxing jurisdiction, are reported in the following captions in the consolidated balance sheet:

	As of December 31,
	2014	2013
In millions
Current deferred tax assets (reported in prepaid and other current assets)	$57.4	$90.5
Current deferred tax liabilities (reported in accrued expenses)	(12.3)	(2.6)
Non-current deferred tax assets (reported in other assets)	94.5	55.5
Non-current deferred tax liabilities (reported in other liabilities)	(66.8)	(77.7)
Total	$72.8	$65.7

Our deferred tax assets totaled $72.8 million as of December 31, 2014 compared to $65.7 million at December 31, 2013. The increase of $7.1 million in net deferred tax assets from 2013 to 2014 is primarily attributable to reductions in valuation allowances for specific entities. Deferred tax assets generated in 2014 were reduced by recognizing an increase in the valuation allowance associated with our U.S. operations, which contributed to the majority of the increase in the valuation allowance from 2013. We believe that it is more likely than not, based on our projections of future taxable income in certain jurisdictions, that we will generate sufficient taxable income to realize the benefits of the net deferred tax assets of $72.8 million. At December 31, 2014, we had deferred tax assets associated with net operating loss carryforwards of $11.8 million in a certain foreign jurisdiction that will not expire.